Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

14. COMMITMENTS AND CONTINGENCIES

At December 31, 2013, the Company has commitments under long-term operating leases requiring annual minimum lease payments as follows:

Years Ending December 31,
2014	$14,403
2015	14,415
2016	13,523
2017	13,520
2018	13,356
Thereafter	311,238

Total	$380,455

Rental expense was $24,338, $23,886 and $22,119 for the years ended December 31, 2013, 2012 and 2011, respectively.

The SeaWorld theme park in San Diego, California, leases the land for the theme park from the City of San Diego. The lease term is for 50 years ending on July 1, 2048. Lease payments are based upon gross revenue from the San Diego theme park subject to certain minimums. On January 1, 2014, the minimum annual rent payment was recalculated in accordance with the lease agreement as approximately $10,400 and is included in the table above for all periods presented. This annual rent will remain in effect until January 1, 2017, at which time the next recalculation will be completed in accordance with the lease agreement.

Pursuant to license agreements with Sesame Workshop, the Company pays a specified annual license fee, as well as a specified royalty based on revenues earned in connection with sales of licensed products, all food and beverage items utilizing the licensed elements and any events utilizing such elements if a separate fee is paid for such event.

ABI has granted the Company a perpetual, exclusive, worldwide, royalty-free license to use the Busch Gardens trademark and certain related domain names in connection with the operation, marketing, promotion and advertising of certain of the Company’s theme parks, as well as in connection with the production, use, distribution and sale of merchandise sold in connection with such theme parks. Under the license, the Company is required to indemnify ABI against losses related to the use of the marks.

The Company has commenced construction of certain new theme park attractions and other projects under contracts with various third parties. At December 31, 2013, additional capital payments of approximately $59,000 are necessary to complete these projects. The majority of these projects are expected to be completed in 2014.

In addition, the Company is a party to various claims and legal proceedings arising in the normal course of business. From time to time, third-party groups may also make claims before government agencies, bring lawsuits against the Company, and/or attempt to generate negative publicity associated with the Company’s business. Matters where an unfavorable outcome to the Company is probable and which can be reasonably estimated are accrued. Such accruals, which are not material for any period presented, are based on information known about the matters, the Company’s estimate of the outcomes of such matters, and the Company’s experience in contesting, litigating and settling similar matters. Matters that are considered reasonably possible to result in a material loss are not accrued for, but an estimate of the possible loss or range of loss is disclosed, if such amount or range can be determined. Management does not expect any known claims or legal proceedings to have a material adverse effect on the Company’s consolidated financial position, results of operations or cash flows.